UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 25, 2006


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                          1-10545                        13-3355897
(State or Other              (Commission File Number)              (IRS Employer
Jurisdiction of                                                   Identification
 Incorporation)                                                       Number)


   80 Pine Street, New York, New York                                  10005
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Page 2

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On May 25, 2006 at its regularly scheduled meeting, the Board of Directors of Transatlantic Holdings, Inc. elected Mr. Martin J. Sullivan, a Director, as its non-executive Chairman. Mr. Sullivan replaces as Chairman, Robert F. Orlich, President and Chief Executive Officer of Transatlantic Holdings, Inc., who served as Chairman on an interim basis since April 2005. Mr. Orlich will continue to serve as President and Chief Executive Officer and as a Director.

     A press release announcing this election accompanies this Form 8-K as exhibit 99.1 and is furnished and not filed.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 Press release of Transatlantic Holdings, Inc. dated May 25,
                  2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSATLANTIC HOLDINGS, INC.
                                                  (Registrant)

Date: May 25, 2006
                                           By /s/ STEVEN S. SKALICKY
                                              ----------------------
                                              Name:  Steven S. Skalicky
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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Page 3

                                  Exhibit Index

Exhibit No.                        Description
-----------                        -----------

99.1            Press Release of Transatlantic Holdings, Inc. dated May 25, 2006